Exhibit 10.17

NOVABAY PHARMACEUTICALS, INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of the          day of October 2007 between NovaBay Pharmaceuticals, Inc., a California corporation (the “Company”), and the other parties named on the signature pages hereto.

Recitals

WHEREAS, in connection with the Company’s initial public offering, the Company will issue to the underwriters named in Exhibit A hereto common stock purchase warrants (the “Warrants”), initially entitling the Holders thereof to purchase up to an aggregate of              shares of common stock, par value $.01 per share, of the Company (“Common Stock”) at an exercise price of $             per share (the “Warrant Shares”);

WHEREAS, the Company has agreed to register the resale of the Warrant Shares under the Securities Act (as defined below) on the terms and subject to the conditions set forth therein and herein; and

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	REGISTRATION RIGHTS.

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

(b) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended;

(c) “Holder” shall mean any holder of Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.8 hereof.

(d) “Registrable Securities” shall mean (i) the Warrant Shares, and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any Common Stock which has previously been registered or which has been sold to the public either pursuant to a registered public offering or Rule 144; notwithstanding the forgoing, Warrant Shares or Common Stock held by a Holder shall cease to be Registrable Securities if all of such Warrant Shares and

Common Stock may be immediately resold by the Holder on both the Toronto Stock Exchange and any national securities exchange in the United States on which the Common Stock is then listed pursuant to available exemptions from registration under the Securities Act (assuming a cashless exercise as set forth in the Warrants).

(e) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing the Registration Statement, and the declaration or ordering of the effectiveness of such registration statement.

(f) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(g) “Registration Statement” shall mean the registration statement filed pursuant to the Securities Act relating to the resale of the Registrable Securities by the Holders, and all amendments and supplements to such Registration Statement, including pre- and post-effective amendments.

(h) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(i) “Securities Act” shall mean the Securities Act of 1933, as amended.

(j) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes, and the fees and disbursements of legal counsel to the Holders, applicable to the sale of Registrable Securities.

1.2 Registration

(a) The Company shall prepare and file with the Commission, prior to or on the eleventh day following the one year anniversary of the date of this Agreement (the “Filing Due Date”), a Registration Statement for an offering to be made on a continuous shelf basis following the date of effectiveness covering the resale of the Registrable Securities by the Holders. The Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of the resale of the Registrable Securities by the Holders from time to time. The Company shall use its reasonable best efforts to cause the Registration Statement to become effective pursuant to the Securities Act as soon as practicable. Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after the Filing Due Date.

(b) The Registration Statement shall not be deemed to have become effective under the Securities Act (i) unless it has been filed and has been declared effective under the Securities Act by the Commission and remains effective pursuant to the Securities Act with respect to the disposition of all Registrable Securities on a continuous shelf basis until all such Registrable Securities are sold or cease to be Registrable Securities, or (ii) if the offering of the Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, cease trade order, injunction or other order or requirement of the Commission or any other governmental agency, court or stock exchange.

1.3 Expenses of Registration. The Company shall pay the Registration Expenses whether or not such registration shall become effective.

1.4 Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its reasonable best efforts to:

(a) Keep such registration effective until all such Registrable Securities are sold or cease to be Registrable Securities;

(b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, (i) no longer meets the requirements of Section 10(a)(3) of the Securities Act, or (ii) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and that offers and sales of Registrable Securities in reliance on the prospectus included in the Registration Statement must cease. At the request of any such seller, the Corporation shall prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus used shall meet the requirements of Section 10(a)(3) of the Securities Act, or not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(f) Use its reasonable best efforts to obtain all other approvals, consents, exemptions, or authorizations from such governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of the Registrable Securities;

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

(i) Subject to compliance with the requirements of the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities sold pursuant to the Registration Statement, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with instructions of the Holders that are provided to the Company.

1.5 Indemnification.

(a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to any registration, qualification, or compliance of the Registrable Securities that has been effected pursuant to this Agreement against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement and any corresponding prospectus (including any issuer free writing prospectus within the meaning of Rule 433 under the Securities Act), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which a registration, qualification, or compliance is effected pursuant to this Agreement, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, each person who controls the Company within the meaning of Section 15 of the Securities Act, each other Holder, and each of their officers, directors, and partners, and each person controlling such other Holder, against all expenses, claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement which included the indemnifying Holder’s Registrable Securities and any corresponding prospectus (including any free writing prospectuses), or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Securities Act or any rule or regulation thereunder applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration, qualification, or compliance, and will reimburse the Company and such other Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending or settling any such claim, loss, damage, liability, or action, in each case involving an untrue statement or omission in the Registration Statement or prospectus, to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.5 exceed the gross proceeds from the offering received by such Holder.

(c) Each party entitled to indemnification under this Section 1.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

1.6 Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement. Any failure to supply such information within 10 business days from the date of the Company’s request shall excuse the Company from including such Holder’s Registrable Securities in the Registration Statement.

1.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time it is subject to such reporting requirements;

(b) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

1.8 Transfer or Assignment of Registration Rights. The registration rights granted by the Company under this Agreement to the original Holders on the date of execution of this Agreement may be transferred or assigned by such Holders provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities being transferred or assigned and such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and provided further that the registration rights hereunder may only be transferred in connection with permitted transfers of the Registrable Securities and may not be transferred at any time when there are more than ten Holders in the aggregate. Such transferees (other than transferees that acquire the Registrable Securities in a registered public offering or pursuant to a sale under Rule 144) shall automatically be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by the terms and provisions of this Agreement as if it were a party hereto, and shall be deemed to be Holders under this Agreement.

1.9 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

2.	COVENANTS OF THE COMPANY.

The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities, as follows:

2.1 Information and Rights.

The Company will deliver to Holders, as soon as practicable after transmission or occurrence and in any event within 10 days thereof, copies of any reports or communications delivered to any class of the Company’s security holders or broadly to the financial community, including any filings by the Company with any securities exchange, the Commission or Canadian securities regulators, in each case unless filed with the Commission on EDGAR or filed with Canadian securities regulators on SEDAR.

2.2 Maintain Listing.

The Company covenants that, once it has registered the Registrable Securities under the Securities Act, it shall use its reasonable best efforts to maintain the listing of such securities on each stock exchange or quotation system on which such securities are listed or quoted for a period of at least one year.

3.	MISCELLANEOUS.

3.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York.

3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least 50% of the then outstanding Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder. This Agreement may be amended to add additional stockholders as parties hereto with the consent of the Company only.

3.4 Notices, etc. All notices and other communications required of permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, to the Company’s principal executive officer (Attn: President or CEO) or at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

3.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.7 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

3.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

NOVABAY PHARMACEUTICALS, INC.

By:
Title:

DUNDEE SECURITIES CORPORATION

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Underwriters named in Exhibit A

By:
Title:

EXHIBIT A

List of Holders

Dundee Securities Corporation

1 Adelaide St. E

Suite 2700 Toronto ON M5C 2V9

Attention: Mr. Jolyon Burton

Desjardins Securities Inc.

145 King St. W

Suite 2750 Toronto ON M5H 1J8

Attention: Nitin Kaushal

Blackmont Capital Inc.

181 Bay St.

Suite 900 Toronto ON M5J 2T3

Attention: Gordon H. Larock

Dawson James Securities, Inc.

925 South Federal Highway

Suite 600 Boca Raton, Florida 33432

Attention: Scott E. Schalk